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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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First Mariner Bancorp
(Name of Registrant as Specified In Its Charter)
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FIRST MARINER BANCORP
1501 S. CLINTON STREET
BALTIMORE, MARYLAND 21224

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	7:30 a.m. on Tuesday, May 3, 2011
PLACE	CLARENCE "DU" BURNS ARENA 1301 South Ellwood Avenue Baltimore, Maryland 21224
ITEMS OF BUSINESS	(1) To elect five nominees for a term of three years and until their successors are duly elected and qualified;
(2) The ratification of the appointment of Stegman & Company as the independent registered public accounting firm for the Company for the year ending December 31, 2011; and
(3) Other matters that may properly come before the meeting or any adjournment thereof.
RECORD DATE	In order to vote, you must have been a stockholder at the close of business on March 4, 2011.
PROXY VOTING
It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the enclosed proxy card sent to you. Voting instructions are printed on your proxy card and included in the accompanying proxy statement. Most holders will be able to vote by phone or Internet by following the instructions on their proxy form. If you need help in voting your shares or if you have any questions regarding the proposals, please call our proxy solicitor, Phoenix Advisory Partners at (877) 478-5038 if you are a registered stockholder or (212) 493-3910 if you are a beneficial stockholder (i.e. bank, broker, or other nominee). You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement. A copy of the following proxy statement and the enclosed proxy card are also available on the Internet at
http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=08777.
BY ORDER OF THE BOARD OF DIRECTORS
EUGENE A. FRIEDMAN Secretary

April 8, 2011

Important Notice Regarding the Availability of Proxy Materials
For the Stockholder Meeting to be Held on May 3, 2011:

The attached Proxy Statement, the attached form of Proxy, and First Mariner Bancorp's Annual Report to Stockholders (including its Annual Report on Form 10-K) are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=08777.
Information on this website, other than this Proxy Statement, is not a part of this Proxy Statement.

FIRST MARINER BANCORP
1501 South Clinton Street
Baltimore, Maryland 21224
(410) 342-2600

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Tuesday, May 3, 2011 at 7:30 A.M.

SOLICITATION AND REVOCATION OF PROXIES

        The enclosed proxy is solicited by the Board of Directors of First Mariner Bancorp (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on May 3, 2011 at CLARENCE "DU" BURNS ARENA, 1301 South Ellwood Avenue, Baltimore, Maryland 21224. The proxy is revocable at any time prior to or at the Meeting by voting at the Meeting or by timely and properly delivering prior to the Meeting a duly executed later-dated proxy. In addition to solicitation by mail, proxies may be solicited by officers, directors and employees of the Company who will not be specifically compensated for soliciting such proxies. The cost of soliciting proxies will be borne by the Company and may include reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners. Brokers and other persons will be reimbursed for their reasonable expenses in forwarding proxy materials to beneficial owners of the common stock of the Company registered in names of nominees. This proxy material is being sent to the Company's stockholders on or about April 8, 2011.

        The Company has retained Phoenix Advisory Partners, a proxy solicitation firm, to assist it in soliciting proxies. The Company will pay $6,500 for solicitation services plus out-of-pocket expenses and charges for telephone calls made and received in connection with the solicitation.

OUTSTANDING SHARES AND VOTING RIGHTS

        Stockholders of record at the close of business on March 4, 2011 (the "Record Date") are entitled to notice of and to vote at the Meeting. As of the close of business on the Record Date, there were outstanding and entitled to vote 18,532,929 shares of common stock, $.05 par value ("Common Stock"), each of which is entitled to one vote.

        The presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote of a majority of all shares voted at the Meeting is sufficient to carry motions presented with respect to Proposal One and Proposal Two described in this Proxy Statement. The withholding of a vote for a Director nominee will constitute a vote against that nominee. A broker non-vote with respect to the election of Directors will have no impact on the outcome of that vote. In counting votes on the proposal to ratify the selection of the independent registered public accounting firm, abstentions will have the same effect as a negative vote while broker non-votes will have no impact on the outcome of the proposal. A withheld vote, an abstention and a broker non-vote will all be counted for purposes of determining whether a quorum is present for the transaction of business. The Company designates individuals who will be present at the Meeting to serve as the Inspectors of Elections for purposes of tallying shares voted.

        If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of Directors (Proposal 1 of this Proxy Statement). In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf for this proposal as they felt appropriate.

        Recent changes in regulation were made to take away the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf. These are referred to as broker non-votes. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the proposal to ratify the appointment of the Company's independent registered public accounting firm (Proposal 2). If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

        All properly executed proxies received pursuant to this solicitation will be voted as directed by the stockholders in their proxy cards. If no direction is given in your proxy card, your shares of Common Stock will be voted FOR ALL NOMINEES named in Proposal 1 and FOR the proposal to ratify the appointment of the Company's independent registered public accounting firm for the fiscal year ended December 31, 2011, as described in Proposal 2. If other matters are properly presented at the Meeting, persons named as the proxies will have discretion to vote on those matters according to their best judgment.

STOCK OWNERSHIP

        The following table sets forth, as of March 4, 2011, certain information as to the common stock beneficially owned by each of the Company's directors, and by all executive officers and directors of the Company as a group. Other than those persons listed below, the Company is not aware of any person or group that beneficially owned more than 5% of the common stock as of March 4, 2011.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Shares of Common Stock Outstanding(3)
Edwin F. Hale, Sr.(4)	3,475,724	18.75%
Barry B. Bondroff(5)	131,361	*
John Brown, III(6)	69,860	*
Robert Caret(7)	68,505	*
George H. Mantakos(8)	131,823	*
John J. Oliver, Jr.(9)	29,295	*
Patricia Schmoke, MD(10)	15,660	*
Hector Torres(11)	25,055	*
Michael R. Watson(12)	71,194	*
Anirban Basu(13)	33,093	*
Gregory A. Devou(14)	50,104	*
Mark A. Keidel(15)	89,877	*
Daniel E. McKew	83,670	*
All directors and executive officers as a group (13 persons)(16)	4,275,221	23.07%

*
Less than 1%.

(1)
All executive officers and directors of the Company have the Company's address: 1501 S. Clinton Street, Baltimore, Maryland 21224.

(2)
In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from March 4, 2011. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to the listed shares.

(3)
Based on 18,532,929 shares outstanding, plus the number of shares of Company common stock which such person or group of persons has the right to acquire within 60 days after March 4, 2011 by the exercise of stock options.

(4)
Includes 11,664 shares in his Individual Retirement Account, options to purchase 195,000 shares and a warrant to purchase 325,203 shares. Mr. Hale has pledged 2,955,496 shares to secure indebtedness at other financial institutions.

(5)
Includes 39,242 shares in his Individual Retirement Account, and 10,450 shares held jointly with his wife, and options to purchase 13,350 shares.

(6)
Includes options to purchase 6,350 shares.

(7)
Includes options to purchase 1,950 shares.

(8)
Includes 34,900 shares held in his Individual Retirement Account, 11,650 held jointly with his wife, and options to purchase 62,500 shares.

(9)
Includes options to purchase 7,150 shares.

(10)
Includes options to purchase 6,000 shares.

(11)
Includes options to purchase 4,100 shares.

(12)
Includes 1,435 shares held jointly with his wife and options to purchase 11,900 shares.

(13)
Includes options to purchase 500 shares.

(14)
Includes options to purchase 600 shares.

(15)
Includes options to purchase 46,000 shares.

(16)
Includes options and warrants to purchase 680,603 shares.

Proposal One:
ELECTION OF DIRECTORS

        The number of directors constituting the Board of Directors is currently set at 12. Directors are divided into three classes, as nearly equal in number as possible, with respect to the time for which the directors may hold office. Directors are generally elected to three-year terms, and one class of directors expires each year. In all cases, directors are elected until their successors are duly elected and qualify. At this year's meeting, the Board proposes the election of Messrs. Hale, Bondroff, Schmoke, Brown and Basu for three-year terms. Each of the current directors whose terms expire in 2011 are standing for re-election. The directors whose terms do not expire in 2011 will continue to serve as directors until the expiration of their respective terms in accordance with the Company's Articles of Incorporation and Bylaws. It is not contemplated that any of the nominees will become unavailable to serve, but if that should occur before the Meeting, proxies that do not withhold authority to vote for the nominees listed below will be voted for another nominee, or nominees, selected by the Board of Directors.

        The Board of Directors of the Company recommends that stockholders vote "FOR" election of all nominees.

        Information concerning the persons nominated for election and for those directors whose term of office will continue after the Meeting is set forth below.

NOMINEES FOR ELECTION

Term to Expire in 2014

Name	Age	Director Since
Edwin F. Hale, Sr.	64	1995
Barry B. Bondroff	62	1995
Patricia Schmoke, MD	57	1999
John Brown III	63	2002
Anirban Basu	42	2008

        Edwin F. Hale, Sr. is Chairman and Chief Executive Officer of the Company and of the Bank. He is also the Chief Executive Officer of Hale Properties, LLC, a real estate development company, and the Chairman of the Baltimore Blast Corp., an indoor soccer franchise. Mr. Hale is the former Chairman of the Board and Chief Executive Officer of Baltimore Bancorp, which was acquired by Wachovia Corporation.

        Mr. Hale's extensive experience in the local banking and real estate industries and involvement in business and civic organizations in the communities in which the Bank serves affords the Board valuable insight regarding the business and operation of the Bank. Mr. Hale's knowledge of the Company's and the Bank's business and history, combined with his success and strategic vision, position him well to continue to serve as our Chairman and Chief Executive Officer.

        On February 22, 2011, Mr. Hale accepted a one year probation before judgment in connection with a charge of interference with security.

        Barry B. Bondroff became a partner in the certified public accounting firm of Gorfine, Schiller & Gardyn, P.A. on July 1, 2008. He was the former managing partner for the certified public accounting firm of Smart & Associates in Baltimore, MD. Prior to that, he was the managing officer of Grabush, Newman & Co., P.A., a certified public accounting firm, since 1982. Mr. Bondroff is a member of the American Institute of Certified Public Accountants, and is a former member of the Board of Directors of Baltimore Bancorp. Mr. Bondroff is a member of the Board of Directors of Medifast, Inc. (NYSE: MED).

        Mr. Bondroff is a certified public accountant and has the financial background to qualify as an audit committee financial expert. Mr. Bondroff provides expertise with regard to tax, financial and accounting matters.

        Patricia Schmoke, MD has been a practicing ophthalmologist since 1982. She is also the president of Metropolitan Eye Care Associates, providing eye care with Baltimore Medical System.

        Dr. Schmoke's strong ties to the community, through her medical practice and involvement in civic and professional organizations, provides the Board with valuable insight regarding the local business and consumer environment.

        John Brown III is President of M.B.K. Enterprises, Inc. (R. J. Bentley's Restaurant) and managing partner of the College Park Professional Office Building, LLC. Mr. Brown is also the former Chairman of the Maryland Stadium Authority.

        As President of M.B.K. Enterprises, Inc. and managing partner of the College Park Professional Office Building, LLC, Mr. Brown provides the Board with essential business and finance experience, as well as, valuable leadership capability.

        Anirban Basu is the founder, Chairman and CEO of Sage Policy Group, Inc., an economic and policy consulting firm in Baltimore, Maryland since 2004. He has a Bachelor of Science Degree from Georgetown University, and Master's Degrees from Harvard University and The University of Maryland as well as a J.D. from the University of Maryland School of Law.

        As an entrepreneur and as Chairman and CEO of Sage Policy Group, Inc., Mr. Basu brings significant business and management level experience from a setting outside of the financial services industry. In addition, through his business and education experience, Mr. Basu has gained significant technological knowledge, adding additional value to the board.

CONTINUING DIRECTORS

Term to Expire in 2012

Name	Age	Director Since
John J. Oliver, Jr.	65	1997
Robert Caret	64	2006
Mark A. Keidel	49	2009

        John J. Oliver, Jr. has been the CEO and Publisher of the Afro-American Publishing, Co. since 1996.

        Mr. Oliver's experience as CEO and Publisher of the Afro-American Publishing, Co. provides the Board valuable management level experience. In addition, Mr. Oliver's continued involvement in community organizations and local political matters is a vital component of a well rounded board.

        Robert Caret has been the President of Towson University since July 2003. He was the President of San Jose State University from 1995-2003, and Provost and Executive Vice President of Towson State University from 1991-1995. He is currently a member of the Board of Directors for CollegeBound Foundation and the Governor's Workforce Investment Board. He is also on the Board of Governors and the American Flag Foundation Board of the Center Club of Baltimore.

        As the leader of a complex organization with hundreds of employees, Mr. Caret brings significant executive experience to board deliberations. Mr. Caret serves on the board of directors of several major area not-for-profit organizations and his extensive knowledge of community affairs helps to ensure that the Company is able to reach out to meet community needs where appropriate.

        Mark A. Keidel became President and Chief Operating Officer of the Company and Chief Operating Officer of the Bank in May 2009. He joined the Bank as Executive Vice President and Chief Financial Officer in 2000. Prior to that, he served as the Chief Financial Officer of Carroll County Bank and Mason-Dixon Bancshares, Inc. Mason-Dixon Bancshares, Inc. was a $1.2 billion multibank holding company headquartered in Westminster, Maryland that was acquired by BB and T Corporation in 1999. Mr. Keidel has been a Certified Public Accountant since 1992 and graduated from the Bank Administration Institute Financial School in 1991.

        As a result of Mr. Keidel's tenure with the Company and the Bank, he affords the Board the opportunity to utilize his deep knowledge of and insight into the institution, its market areas and operational risks. Mr. Keidel provides expertise with regard to tax, financial and accounting matters.

Term to expire in 2013

Name	Age	Director Since
George H. Mantakos	69	1994
Michael R. Watson	68	1998
Hector Torres	59	2003
Gregory A. Devou	59	2008

        George H. Mantakos is Executive Vice President of the Company. Mr. Mantakos previously served as President of the Company and President and Chief Executive Officer of the Bank. Prior thereto, Mr. Mantakos was a founder and organizer of MarylandsBank, FSB, the predecessor of the Bank.

        As a result of Mr. Mantakos' tenure with the Company and the Bank, he affords the Board the opportunity to utilize his deep knowledge of and insight into the institution, its market areas and operational risks.

        Michael R. Watson is the President of the International Pilots Association. He was the former President of the American Pilots Association. Mr. Watson has served as a member of the Federal Reserve Board.

        Mr. Watson has extensive management level experience both inside and outside of the financial services industry. Such management experience in regulated industries has exposed Mr. Watson to many of the issues facing public companies today, particularly regulated entities, making Mr. Watson a valued component of a well rounded board.

        Hector Torres is President of the Prosaber Consulting, an Emergency Management Consulting Company. He was the former Executive Director of the Governor's Commission on Hispanic Affairs. He was formerly the Battalion Chief and Public Information Officer of the Baltimore City Fire Department.

        Mr. Torres is an entrepreneur and is active in both the business and civic communities in the Baltimore area. Mr. Torres is one of the area's most visible minority leaders.

        Gregory A. Devou is the Executive Vice President and Chief Marketing Officer for CareFirst Blue Cross BlueShield, a healthcare payor since 1996. Prior to that, Mr. Devou served for a year as CareFirst Senior Vice President for Corporate Marketing.

        Mr. Devou brings significant business and management level experience from a setting outside of the financial services industry. In addition, through his local business experience, Mr. Devou has gained significant local marketing knowledge, adding additional value to the board.

DIRECTORS EMERITUS

        We currently have three Directors Emeritus: Melvin S. Kabik, Governor William Donald Schaefer and Governor Marvin Mandel.

BOARD MEETINGS AND COMMITTEES

GOVERNANCE OF THE COMPANY

        Our business, property and affairs are managed by or, are under the direction of, the Board of Directors, pursuant to the Maryland General Corporation Law and our Bylaws. Members of the Board of Directors are kept informed of the Company's business through discussions with the Chairman, with the President and other Executive Officers, and with key members of management by reviewing materials provided to them and participating in meetings of the Board and its committees.

        The Board of Directors and management periodically review the corporate governance policies and practices of the Company, including by comparing our current policies and practices to policies and practices suggested by our outside counsel and other public companies. Based upon these periodic reviews, the Board of Directors adopts changes from time to time that the Board believes are the best corporate governance policies and practices for the Company and/or are required by applicable law, including the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and The NASDAQ Stock Market.

DIRECTOR INDEPENDENCE

        The Board of Directors has determined that all of its members are independent under the listing standards of The NASDAQ Stock Market, except for the management directors, Edwin F. Hale, Sr., Mark A. Keidel and George H. Mantakos, who are each executive officers of the Company. In determining the independence of its directors, the Board of Directors considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed under the heading "Transactions with Certain Related Persons," including loans or lines of credit that 1st Mariner Bank has directly or indirectly made to Directors Basu, Bondroff, Brown, Caret, Devou, Keidel, Mantakos and Schmoke.

BOARD LEADERSHIP STRUCTURE AND BOARD'S ROLE IN RISK OVERSIGHT

        The Board endorses the view that one of its primary functions is to protect stockholders' interests by providing independent oversight of management, including the CEO. However, the Board does not believe that mandating a particular structure, such as a separate Chairman and CEO, is necessary to achieve effective oversight. The Board of the Company is currently comprised of 12 directors, 9 of whom are independent directors under the listing standards of The NASDAQ Stock Market. All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders.

        To further strengthen the regular oversight of the full Board and in compliance with the requirements of The NASDAQ Stock Market, the Audit, Nominating and Compensation Committees of the Board are entirely comprised of independent directors. The Compensation Committee reviews and evaluates the performance of all executive officers of the Company—including the CEO—and reports to the Board. The Audit Committee oversees the Company's financial practices, regulatory compliance, accounting procedures and financial reporting functions. In addition, the Audit Committee is specially entrusted by law to fully review and make recommendations to the full Board on related party transactions and possible conflicts of interest, if any. Furthermore, as a regulated entity, all related party transactions are closely scrutinized by federal and state government agencies that regularly examine the Company. In the opinion of the Board of Directors, an independent chairman does not add any value to this already effective process.

        The Board believes that the interests of the Company and its stockholders are best served at this time by the experienced leadership and decisive direction provided by a full-time Chairman and CEO, subject to oversight by the Company's independent directors. The Board believes that success is promoted by active and independent directors and loyal and hard-working executives who act consistently with a strong set of corporate governance ethics, rather than a particular Board structure. The Board believes that it needs to retain the ability to balance board structure with the flexibility to determine board leadership. The Board does not currently have a lead director.

        Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attend Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company's management and affairs through its standing committees and special meetings of independent directors.

DIRECTORS ATTENDANCE AT ANNUAL MEETINGS

        Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, all directors are encouraged to attend the annual meeting of stockholders and the annual meeting of the Board of Directors. All but two of the Company's directors who were serving as such attended the 2010 Annual Meeting of Stockholders.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Stockholders may communicate directly with any member of the Board of Directors of the Company by writing the First Mariner Bancorp Board of Directors, 1501 South Clinton Street, Baltimore, MD 21224. Communications received are distributed to the Chairman of the Board, Chairman of the Audit Committee or other member of the Board as appropriate, depending on the facts and circumstances of the communications.

COMMITTEES OF THE BOARD OF DIRECTORS

        During 2010, the Board of Directors met 10 times, the Audit Committee met eight times, the Compensation Committee met once, and the Nominating Committee met once. Except for Director Schmoke, each director attended at least 75% or more of all meetings of the Board of Directors and Committees of the Board on which he or she served during 2010.

        All members of each of the Audit, Compensation and Nominating Committees are independent in accordance with the listing requirements of The NASDAQ Stock Market. Each committee operates under a written charter that is approved by the Board of Directors that governs its composition, responsibilities and operation. Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of all three committees are available in the Governance Documents portion of the Investor Relations section of the Company's Web site (www.1stmarinerbancorp.com). The following table identifies our standing committees and their members as of March 4, 2011.

Name	Audit	Compensation	Nominating
Anirban Basu
Barry B. Bondroff	X	Chairman
John Brown III	X		X
Robert L. Caret	X	X	Chairman
Gregory A. Devou	X	X	X
Edwin F. Hale, Sr.
Mark A. Keidel
George H. Mantakos
John J. Oliver, Jr.
Patricia L. Schmoke
Hector Torres
Michael R. Watson	Chairman

 AUDIT COMMITTEE

        The Board of Directors has determined that Barry B. Bondroff, CPA qualifies as an "audit committee financial expert" under the rules of the Securities and Exchange Commission (the "SEC").

        The Audit Committee meets with management and independent public accountants to review financial results and the quarterly and annual reports, discuss the financial statements, the auditor's independence and accounting methods, and recommend and review with such accountants and management the internal accounting procedures and controls. The Audit Committee also discusses with the Company's senior management and independent public accountants the process used for certifications by the Company's CEO and CFO that are required by the Exchange Act and the rules promulgated thereunder. The Audit Committee is responsible for engaging the independent public accountants and also reviews, considers and makes recommendations regarding proposed related party transactions, if any. The Audit Committee Report is included in this proxy statement.

COMPENSATION COMMITTEE

        The Compensation Committee reviews and determines salaries and other benefits for executive and senior management of the Company and its subsidiaries, reviews and determines the employees to whom stock-based compensation is granted and the terms of such grants, and reviews the selection of officers who participate in incentive and other compensation plans and arrangements. The Compensation Committee reviews all components of compensation including base salary, bonus, equity compensation, benefits and other perquisites. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship and how all elements, in the aggregate, comprise the executives' total compensation package. The CEO makes recommendations to the Compensation Committee from time to time regarding the appropriate mix and level of compensation for other officers. Those recommendations consider the objectives of our compensation philosophy and the range of compensation programs authorized by the Compensation Committee. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Compensation Committee determines director compensation by reviewing peer group comparison reports prepared by compensation consultants.

NOMINATING COMMITTEE

        The Nominating Committee selects qualified persons as nominees for election by the stockholders to the Company's Board of Directors. The duties and responsibilities of the Nominating Committee include, among other things:

  •
  Establish criteria and qualifications for Board membership, including standards for assessing independence.

  •
  Identify and consider candidates, including those recommended by stockholders and others, to fill positions on the Board, and assess the contributions and independence of incumbent directors in determining whether to recommend them for reelection to the Board.

  •
  Recommend to the Board candidates for election or reelection at each annual meeting of stockholders.

        In evaluating candidates for nominees for director, the Nominating Committee considers the needs of the Company with respect to the particular talents and experience of its directors. Nominees should have, among other things, the highest ethical standards and integrity; a willingness to act and be accountable for Board decisions; an ability to provide wise, informed and thoughtful counsel to top management on a range of issues; loyalty and commitment to driving the success of the Company; sufficient time to devote to the affairs of the Company; and a history of achievements that reflect high standards for the nominee and others. Further, when identifying nominees to serve as director, the Nominating Committee seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance.

        The Nominating Committee may identify director nominees through a combination of referrals, including by management, existing Board members, stockholders, direct solicitations and from outside search firms if warranted. Once a candidate has been identified, the Nominating Committee reviews the individual's experience and background and may discuss the proposed nominee with the source of the recommendation.

        The Nominating Committee's recommendations are presented to the Board of Directors at regularly scheduled meetings. The Nominating Committee will also consider recommendations by stockholders, which must be submitted in writing to the Secretary of the Company at its principal executive officer and include the recommended candidate's name, biographical data and qualifications. It should be noted that a stockholder recommendation is not a nomination, and there is no guarantee that a candidate recommended by a stockholder will be approved by the Nominating Committee or nominated by the Board of Directors. A stockholder who desires to nominate a candidate for election may do so only in accordance with the Company's Bylaws. Pursuant to the Company's Bylaws, any stockholder that wishes to submit director nominations must submit advance notice of the proposed nomination to the Secretary of the Company not less than 90 days or more than 120 days in advance the anniversary date of the release of the Company's proxy statement to stockholders in connection with the preceding year's annual meeting of stockholders, provided that if the date of the annual meeting has been changed by more than 30 days from the anniversary of the annual meeting date stated in the previous year's proxy statement, nominations must be received by the Company not later than the close of business on the 10th day following the first public announcement of the date of the meeting. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company's Bylaws.

        The Nominating Committee received no security holder recommendations for nomination to the Board of Directors in connection with the 2011 Meeting.

CEASE AND DESIST COMPLIANCE COMMITTEE

        The Cease and Desist Compliance Committee of the Board of Directors of the Company is comprised of the same five members who serve on the Audit Committee, each of whom is independent under the listing standards of The NASDAQ Stock Market.

        The Compliance Committee oversees compliance with the FDIC cease and desist orders entered into in April and September of 2009 and the written agreements entered into with the Federal Reserve Bank of Richmond in November 2009.

 DIRECTORS' COMPENSATION

        Directors who are not employees of the Company receive fees for their services, and are reimbursed for expenses incurred in connection with their service as directors. For the year ended December 31, 2010, directors fees were paid in Company stock in lieu of cash. Directors currently receive $1,000 for each Board meeting attended, $1,000 for each committee meeting other than the Audit Committee, $250 for each meeting of the Mortgage Oversight Committee, $250 for each meeting of the Investment Committee, and $250 for attending the meeting of the Bank's Loan Committee, consisting of one outside director (Barry B. Bondroff). The members of the Audit Committee currently receive $2,000 for each Audit Committee meeting attended. Directors receive no other compensation for attending meetings and receive no annual retainer. The following table provides information about the compensation paid to or earned by the Company's directors during 2010 who are not named executive officers (as defined below). Information regarding directors who are also named executive officers is presented in the Summary Compensation Table below.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Anirban Basu	$18,000	—	$18,000
Barry B. Bondroff	$52,000	—	$52,000
John Brown, III	$43,000	—	$43,000
Robert L. Caret	$43,000	—	$43,000
Gregory A. Devou	$35,250	—	$35,250
John P. McDaniel(2)	$16,250	—	$16,250
John J. Oliver, Jr.	$16,000	—	$16,000
Patricia L. Schmoke	$6,500	—	$6,500
Hector Torres	$15,000	—	$15,000
Michael R. Watson	$43,000	—	$43,000

(1)
The number of stock options outstanding for each director as of December 31, 2010, all of which are exercisable, are set forth in the table below.

(2)
Mr. McDaniel resigned from the Board of Directors in June 2010.

Director	Stock Options
Anirban Basu	500
Barry B. Bondroff	13,350
John Brown, III	6,350
Robert L. Caret	1,950
Gregory A. Devou	600
John J. Oliver, Jr.	7,150
Patricia L. Schmoke	6,000
Hector Torres	4,100
Michael R. Watson	11,900

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        Daniel E. McKew, age 53, was named President of the Bank on October 7, 2010. Prior to joining the Bank Mr. McKew worked at PHH Fleet America and PHH Financial Services Inc. from 1983 to 1991, and became vice president of syndication and administration. From 1991 to 1997, he worked at Signet Leasing & Financial Corp. in Baltimore, Maryland and was named managing director and chief operating officer. Mr. McKew was appointed in 1997 to the board of the Injured Workers Insurance Fund by Gov. Parris Glendening, and was chairman of the board from 1998 to 2008. He joined Crestar

Leasing Corp. as president and chief executive officer in 1997. A year later, Crestar was acquired by SunTrust Bank and Mr. McKew was named president and CEO of SunTrust Leasing Corp., where he grew the unit into the seventh largest bank-owned leasing company in the country with $6.8 billion in assets and 135 employees in 21 offices.

        Paul B. Susie, age 44, has been the Chief Financial Officer of the Bank since May 2009. Mr. Susie began his career as an accountant with Coopers and Lybrand (now PriceWaterHouseCoopers), a public accounting firm, and thereafter served in several senior financial positions, including as the Controller of Baltimore Marine Industries, which owned and operated a full-service shipyard, Vice President of Administration and Controller of Earthshell Corporation, a disposable packaging manufacturer, and Corporate Controller and later Chief Accounting Officer at Celsion Corporation, an oncology drug development company. A graduate of the University of Baltimore, Mr. Susie has over 20 years of experience in both public and corporate accounting and is a Certified Public Accountant.

EXECUTIVE COMPENSATION

        The following table sets forth for the last two fiscal years the total remuneration for services in all capacities awarded to, earned by, or paid to the Company's CEO and the two other most highly compensated executive officers of the Company at December 31, 2010. These three officers are referred to as the Named Executive Officers in this proxy statement.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Options ($)	All Other Compensation ($)		Total ($)
Edwin F. Hale, Sr.	2010	522,000	—	—	20,825	(2)	542,825
Chairman of Board and	2009	522,000	—	—	22,847		544,847
Chief Executive Officer
George H. Mantakos	2010	247,500	—	—	17,284	(3)	264,784
Executive Vice President(4)	2009	247,500	—	—	16,830		264,330
Mark A. Keidel(5)	2010	235,000	—	—	9,247	(6)	244,247
President and Chief Operating	2009	214,250	—	—	9,202		223,452
Officer of the Company/ Executive
Vice President and Chief
Operating Officer of the Bank

(1)
Messrs. Hale, Mantakos and Keidel also serve on the Board of Directors of the Company and the Bank but receive no director's fees for such service.

(2)
For Mr. Hale in 2010 auto allowance—$5,266, imputed value of life insurance benefits under an endorsement split dollar arrangement—$3,123, Company paid premiums for long-term care insurance—$6,147, and security provided to Mr. Hale—$6,289.

(3)
For Mr. Mantakos in 2010: auto allowance—$6,958, imputed value of life insurance benefits under an endorsement split dollar arrangement—$5,076, Company paid premiums for long-term care insurance—$5,250.

(4)
Mr. Mantakos also served as President of the Bank until October 6, 2010.

(5)
Until May 22, 2009, Mr. Keidel served as Executive Vice President and Chief Financial Officer of the Company and as Senior Vice President and Chief Financial Officer of the Bank.

(6)
For Mr. Keidel in 2010: auto allowance—$6,000, imputed value of life insurance benefits under an endorsement split dollar arrangement—$639, Company paid premiums for long-term care insurance—$2,608.

Employment Arrangements and Agreements

        Each of the currently serving named executive officers of the Company is employed on an at-will basis and is entitled to an annual salary, to participate in the Company's incentive and equity compensation programs, and to participate in retirement, fringe and other benefits generally available to other officers and employees.

        The salaries scheduled to be paid in 2011 to the Company's named executive officers are as follows: Mr. Hale, $522,000 and Mr. Keidel, $235,000. The salary for Mr. Hale represents no increase to the salary paid in 2010.

        On March 12, 2010, the Compensation Committee determined not to institute a bonus plan for 2010 or to award any stock or options to the named executive officers for 2010. Otherwise, in addition to salaries to be paid in 2010, the Named Executive Officers may also receive the types and amounts of compensation disclosed in the footnotes to the Summary Compensation Table and elsewhere in this proxy statement.

        The following table shows outstanding stock options held by the Named Executive Officers at December 31, 2010. All options were granted at the then existing market price for a term of 10 years. No stock awards were outstanding at December 31, 2010.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END(1)

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price($)	Option Expiration Date
Edwin F. Hale, Sr.	40,000		5.50	01/22/11
	50,000		10.45	01/16/12
	70,000		11.68	01/15/13
	60,000		17.77	01/24/15
	10,000	5,000	5.70	03/25/18
George H. Mantakos	10,000		5.50	01/22/11
	15,000		10.45	01/16/12
	17,500		11.68	01/15/13
	22,500		17.77	01/24/15
	5,000	2,500	5.70	03/25/18
Mark A. Keidel	5,000		5.50	01/22/11
	7,500		10.45	01/16/12
	12,500		11.68	01/15/13
	15,000		17.77	01/24/15
	4,000	2,000	5.70	03/25/18

(1)
All outstanding equity awards were issued under the Company's 1996, 1998, and 2002 stock option plans and 2004 long-term incentive plan. All awards vest upon a change in control of the Company or the Bank.

        No options were exercised by the named executive officers during 2010.

Potential Payments Upon Termination

        The Company has entered into Change in Control Agreements with Messrs. Hale, Mantakos and Keidel. The agreements provide for severance payments to these executives should a change in control occur and the executive experiences an involuntary loss of employment or a voluntary termination for "good reason" in connection with the change in control under the agreements, an executive has grounds to terminate his employment for "good reason" following a material reduction in the authority, responsibilities, duties or scope of the executive's position from those that existed before the sale, a reduction in the executive's salary from the rate that existed before the sale, or a requirement that the executive relocate to an office that is more than 35 miles distant from the City of Baltimore. Under the agreements, Messrs. Hale and Mantakos would be entitled to benefits equal to 2.99 times their base compensation and Mr. Keidel would be entitled to benefits equal to 2.00 times their base compensation. Base compensation means the sum of (i) the greater of (A) the executive's annual salary computed at the annual rate in effect immediately before payment change in control or (B) the amount paid to the executive during the 12-month period preceding the change in control plus (ii) the average bonus paid over the past three years under the Company's short-term incentive program. The Company and the Bank must apply for and receive the approval of the FRB and the FDIC, respectively, in order to make payments under these agreements.

Retirement Savings

        The Company maintains a defined contribution plan, which was established in 1997. The plan covers the Company's employees meeting a certain age and service eligibility requirements. The plan provides for cash deferrals qualifying under Section 401(k). Prior to 2009, the Company made matching contributions to the plan, consisting of a 50% matching for the first two percent contributed by the employee and 25% matching for the next four percent contributed by the employee. The matching contributions were suspended for 2009 and 2010.

Other Benefits

Bank Owned Life Insurance

        The Company also offers pre- and post-retirement life insurance benefits to the Named Executive Officers in the form of a split dollar plan. In 2002, the Compensation Committee of the Bank recommended and approved a Group Term Carve Out Plan to provide pre- and post-retirement life insurance benefits to the senior officer group utilizing Bank Owned Life Insurance (BOLI), which is insurance on the lives of those officers. Each of the named executive officers is included within this group. Each BOLI policy is owned by the Bank, with a portion of the death benefit endorsed to the insured officer through a split dollar agreement. The pre-retirement current death benefits payable to the beneficiaries of Messrs. Hale, Mantakos and Keidel is an amount equal to 2.00 times their base annual salaries during their employment up to a maximum of $300,000, less $50,000, which is the amount of life insurance coverage provided under the Bank's group term life insurance plan. The post-retirement life insurance benefits for each of the named executive officers whose employment terminates for any reason other than for cause is an amount equal to 1.00 times the final base salary up to $100,000, subject to a pre-determined vesting schedule of attaining the normal retirement age of 62 or having completed five years of service with the Bank. The imputed benefits received by each of the named executive officers are set forth in the footnotes to the "All Other Compensation" column of the Summary Compensation Table.

Long Term Care Insurance

        The Company has obtained long-term care insurance for the CEO and other named executive officers. The benefit includes the payment by the Company of the annual premium for 10 years (provided the executive remains employed in good standing).

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, are required to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of any securities of the Company. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all of the Company's directors, executive officers and beneficial owners of greater than 10% of the Company's Common Stock made all required filings during the fiscal year ended December 31, 2010.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors of the Company is comprised of five directors who meet the audit committee independent standards of the NASDAQ Rules. The Audit Committee is responsible for overseeing the Company's accounting functions and controls, as well as engaging an independent registered public accounting firm to audit the Company's financial statements. The Board of Directors has adopted a charter for the Audit Committee to set forth its responsibilities.

        The Audit Committee has (i) reviewed and discussed the Company's consolidated audited financial statements for fiscal year ended December 31, 2010 with Company management, (ii) discussed with a representative of Stegman & Company, the Company's independent registered public accounting firm, all matters required to be discussed by Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU § 380), as adopted by the Public Company Accounting Oversight Board, and (iii) received the written disclosures and the letter from Stegman & Company required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and (iv) discussed with a representative of Stegman & Company the independence of Stegman & Company.

        Discussions between the Audit Committee and the representative of Stegman & Company included the following:

  •
  Stegman & Company's responsibilities in accordance with generally accepted auditing standards;

  •
  The initial selection of, and whether there were any changes in, significant accounting policies or their application;

  •
  Management's judgments and accounting estimates;

  •
  Whether there were any significant audit adjustments;

  •
  Whether there were any disagreements with management;

  •
  Whether there was any consultation with other accountants;

  •
  Whether there were any major issues discussed with management prior to Stegman & Company's selection;

  •
  Whether Stegman & Company encountered any difficulties in performing the audit;

  •
  Stegman & Company's judgments about the quality of the Company's accounting principles;

  •
  Stegman & Company's responsibilities for information prepared by management that is included in documents containing audited financial statements.

        In addition, the Audit Committee must:

  •
  Pre-approve audit and permissible non-audit services provided by Stegman & Company either on an engagement by engagement basis, or pursuant to established policies and procedures.

  •
  Disclose in appropriate filings the fees paid to Stegman & Company categorized as Audit Fees, Audit Related Fees, Tax Fees and All Other Fees for the past two (2) years.

  •
  Ensure that the Audit Committee has as a member qualified as an Audit Committee Financial Expert.

        Based on its review of the financial statements and its discussions with management and the representative of Stegman & Company, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2010 be included in the Annual Report on Form 10-K for the year ended December 31, 2010, to be filed with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE OF
FIRST MARINER BANCORP BOARD OF DIRECTORS

Michael R. Watson, Chair
Barry B. Bondroff
John Brown III
Robert Caret
Gregory A. Devou

INCORPORATION BY REFERENCE

        The Audit Committee Report contained in this proxy statement is not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by the Corporation under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Corporation specifically incorporates such information by reference.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions since January 1, 2010

        During the ordinary course of business, we make loans to our directors and their affiliates and several of our policy making officers on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other customers, which loans are subjected to the same credit underwriting procedures as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of repayment or present other unfavorable features. With the exception of one loan made to a business owned by the son of 1st Mariner Bank's Chairman and Chief Executive Officer, Mr. Hale, and one loan made personally to Mr. Hale's son, none of the loans made to our directors, executive officers or the related parties are on nonaccrual status, past due, have been restructured or are potential problem loans. With respect to the business loan, the largest amount of principal outstanding during 2010 was $284,596; the last principal balance in 2009 was $284,596 with no principal paid in 2009. The loan was charged off in June, 2009 and sent for collection. The business to which the loan was made filed for Chapter 7 bankruptcy. With respect to the personal loan, the largest amount of principal outstanding during 2009 was $150,000; the last principal balance in 2009 was $149,874; with no principal paid in 2009. The loan was charged off in June, 2009 and sent for collection. Mr. Hale's son filed for personal bankruptcy. During the years ended December 31, 2010 and 2009, transactions in related party loans were as follows:

(dollars in thousands)	2010	2009
Beginning balance	$2,528	$2,711
Additions	1,309	384
Repayments	(485)	(548)
Change in officers/directors	50	(19)

	$3,402	$2,528

        Unused loan commitments to directors and policy making officers totaled $641,000 as of December 31, 2010 and $1.905 million as of December 31, 2009.

        We currently lease 84,000 square feet of a building that was previously owned by Edwin F. Hale, Sr., CEO of the Company, for our executive offices and various operational departments. We paid $2.368 million in rent on this location in 2009. Mr. Hale sold the building in October 2009.

        The Bank sponsors the activities of the Baltimore Blast, a professional soccer team owned by Mr. Hale. The Bank paid approximately $175,000 in 2010 and 2009, for a sponsorship package which includes printed material and Bank banners displayed at Baltimore Blast games, prize giveaways, free tickets, and employee recognition nights.

        We have obtained the naming rights to the major indoor sports/entertainment facility in Baltimore from Mr. Hale who obtained them from the City of Baltimore. We pay Mr. Hale $75,000 per year for the naming rights, which is the same as Mr. Hale pays the City of Baltimore. We have a letter of credit with the City of Baltimore in the amount of $375,000 securing performance under the contract.

        Additionally, First Mariner Bank advertises on billboards owned by Mr. Hale. The Bank paid $98,000 in 2010 and $35,000 in 2009 for this advertising.

        All related party transactions are subject to review by management and the Audit Committee and approved by the full Board of Directors. We believe that the terms for all related party transactions are at least as favorable as those that could be obtained from a third party.

Review, Approval and Ratification of Related Party Transactions

        All related party transactions are subject to review by management and the Audit Committee and approved by the full Board of Directors. We believe that the terms for all related party transactions set forth above are at least as favorable as those that could be obtained from a third party.

        NASDAQ rules require the Company to conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis and further requires all such transactions to be approved by the Company's Audit Committee or another "independent body" of the Board of Directors. The term "related party transaction" is generally defined as any transaction (or series of related transactions) in which the Company is a participant and the amount involved exceeds the lesser of (i) $120,000 or (ii) 1% of the average consolidated assets of the Company as of the end of its last two fiscal years, and in which any director, director nominee, or executive officer of the Company, any holder of more than 5% of the outstanding voting securities of the Company, or any immediate family member of the foregoing persons will have a direct or indirect interest. The term includes most financial transactions and arrangements, such as loans, guarantees and sales of property, and remuneration for services rendered (as an employee, consultant or otherwise) to the Company.

        In addition, federal and state banking laws impose review and approval requirements with respect to loans made by the Bank to its directors and executive officers and their related interests. The paragraphs that follow contain only a summary of these laws and are qualified in their entirety by the statutory text and the text of any related regulations.

        Under the Federal Reserve Board's Regulation O, the Bank is prohibited from making any loan to any of its directors or executive officers or the directors or executive officers of the Company in amounts that exceed (i) the excess of the greater of $25,000 or 5% of the Bank's capital and unimpaired surplus or (ii) $500,000 (taking into account all loans to the insider and his or her related interests), unless the loan is approved by the Bank's Board of Directors (with the interested party abstaining). Loans to the directors and executive officers of the Company's other subsidiaries are not subject to these approval requirements as long as the Bank's Bylaws or its Board of Directors exempts such person from participating in policymaking functions of the lending institution and such person does not in fact participate, the subsidiary does not control the lending institution, and the assets of the subsidiary do not constitute more than 10% of the consolidated assets of the Company (determined annually).

        Section 5-512 of the Financial Institutions Article of the Maryland Code requires the Board of Directors of the Bank to review and approve all non-commercial loans to directors of the Bank and their partnerships and corporations, all loans to executive officers of the Bank and their partnerships and corporations, and all non-consumer loans to employees of the Bank and their partnerships and corporations.

        The Company and the Bank have adopted written policies and procedures to ensure compliance with the foregoing restrictions. The Company has a written Code of Conduct and Ethics, approved by the Board of Directors, which addresses, among other things, related party transactions. The Code applies to all directors, officers and employees. The Code requires all covered persons and entities not to pursue any personal interests that might conflict with, or appear to conflict with, the interests of the Company. The Company's Audit Committee is responsible for determining if any executive officer or director has violated the Code, and is also responsible for granting waivers under the Code. Additionally, the Company has adopted an Executive Code of Conduct and Ethics that addresses (i) "blackout period" prohibitions on trading in the Company's securities; (ii) prohibitions against insider trading; (iii) corporate opportunities; and (iv) the policy regarding loans to insiders.

        To identify related persons and entities, the Company requires directors and executive officers to complete a Directors' and Officers' Questionnaire annually. This information is utilized to identify real or potential transactions in which conflicts of interest covered by the Code of Conduct and Ethics may arise.

 Proposal Two:
Ratification of Independent Registered Public Accounting Firm

        The Audit Committee of the Board of Directors has appointed Stegman & Company to be the Company's independent registered public accounting firm for the 2011 fiscal year, subject to ratification by stockholders. A representative of Stegman & Company is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

        If the ratification of the appointment of the independent registered public accounting firm is not accepted by a majority of the votes cast at the annual meeting, other independent registered public accounting firms will be considered by the Audit Committee of the Board of Directors. Even if the ratification of the appointment of the independent registered public accounting firm is accepted by a majority of votes cast at the annual meeting, the Audit Committee of the Board of Directors may consider other independent registered public accounting firms. The Board of Directors recommends a vote "FOR" the ratification of the appointment of the independent registered public accounting firm.

Approval of Services by the Independent Auditor

        The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the Company's independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. No fees were paid to the independent registered public accounting firm pursuant to the de minimis exception to the foregoing pre-approval policy.

        During the year ended December 31, 2010, 100% of the Audit Related Fees, Tax Fees and All Other Fees set forth above were approved by the Audit Committee.

Audit and Non-Audit Fees

        The following table shows the fees paid or accrued by the Company for the audit and other services provided by Stegman & Company in 2010 and 2009:

Services Performed	2010	2009
Audit Fees(1)	$190,500	$190,500
Audit-Related Fees(2)	27,500	22,250
Tax Fees(3)	21,500	25,000
All Other Fees	—	—
Total Fees	239,500	237,750

(1)
Audit fees represent fees for professional services provided in connection with the audit of the Company's financial statements, including the audit of internal controls over financial reporting, and review of the financial statements included in the Company's 10-Q and 10-K filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)
Audit-related fees are fees for services performed by Stegman & Company that are reasonably related to the performance of the audit or review of the Company's financial statements. This includes auditing the Company's 401(k) plan and review of various registration statements.

(3)
Tax fees are fees for professional services performed by Stegman & Company with respect to tax compliance, tax preparation, tax advice and tax planning in 2010 and 2009.

AUDIT COMMITTEE CONSIDERATION

        After due consideration, the Audit Committee has concluded that the provision by Stegman & Company of the non-audit services described above is not incompatible with the maintenance by Stegman & Company of its independence.

STOCKHOLDER PROPOSALS

        Any stockholder desiring to present a proposal pursuant to Rule 14a-8 of the Exchange Act to be included in the proxy statement and voted on by the stockholders at the 2011 Annual Meeting of Stockholders must submit that proposal in writing, including all supporting materials, to the Company at its principal executive offices no later than December 10, 2011 (120 days before the date of mailing based on this year's proxy statement date) and meet all other requirements for inclusion in the proxy statement. Additionally, pursuant to the Company's Bylaws, if a stockholder intends to present a proposal for business to be considered at the 2012 Annual Meeting of Stockholders but does not seek inclusion of the proposal in the Company's proxy statement for such meeting, then the Company must receive the proposal no earlier than December 10, 2011 (120 days before the date of mailing based on this year's proxy statement date) but no later than January 9, 2012 (90 days before the date of mailing based on this year's proxy statement date) for it to be considered timely received. If the notice of a stockholder proposal is not timely received, then the proxies will be authorized to exercise discretionary authority with respect to the proposal.

        As discussed elsewhere in this proxy statement, if a stockholder intends to nominate a person for election to the Company's Board of Directors at the 2012 Annual Meeting of Stockholders, then the Company must receive the nomination no earlier than December 10, 2011 (120 days before the date of mailing based on this year's proxy statement date) but not later than January 9, 2012 (90 days before the date of mailing based on this year's proxy statement date) for the nomination to be considered timely received. Any nomination that is not timely received will be disregarded.

ANNUAL REPORT

        THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2010, WHICH CONTAINS AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2010 IS ENCLOSED HEREWITH. THIS FORM 10-K MAY ALSO BE OBTAINED WITHOUT CHARGE BY VISITING THE COMPANY'S WEBSITE (WWW.1STMARINERBANK.COM) UPON A WRITTEN REQUEST DIRECTED TO EUGENE A. FRIEDMAN, SECRETARY, FIRST MARINER BANCORP, 1501 SOUTH CLINTON STREET, BALTIMORE, MARYLAND 21224.

 OTHER MATTERS

        The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any other business should properly come before the Meeting, persons named in the enclosed proxy or their substitutes will vote with respect to such matters in accordance with their best judgment.

By Order of the Board of Directors, Eugene A. Friedman SECRETARY

FIRST MARINER BANCORP

ANNUAL MEETING OF STOCKHOLDERS

May 3, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of First Mariner Bancorp (the “Company”) hereby appoints Dennis Finnegan and Eugene A. Friedman and each of them acting singly, with full power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned as designated all of the shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 3, 2011 and at any adjournment or postponement of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that may properly come before the Annual Meeting, including substitute nominees, if any of the named nominees for Director should be unavailable to serve for election in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this proxy is returned without direction being given, this proxy will be voted “FOR” proposals 1 and 2.  The undersigned acknowledges receipt of the Company’s 2010 Annual Report and the Notice of the Annual Meeting of the Company.

(Continued and to be signed on the reverse side.)

COMMENTS:

14475

ANNUAL MEETING OF STOCKHOLDERS OF

FIRST MARINER BANCORP

To Be Held On

May 3, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: This form of Proxy, the related Proxy Statement, and First Mariner Bancorp’s Annual Report to stockholders (including its Annual Report on Form 10-K) are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=08777.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20430000000000001000 7	050509

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:
NOMINEES:
☐ FOR ALL NOMINEES	☐ Edwin F. Hale, Sr.	(Term Expiring 2014)
	☐ Barry B. Bondroff	(Term Expiring 2014)
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ Patricia Schmoke, MD ☐ John Brown III ☐ Anirban Basu	(Term Expiring 2014) (Term Expiring 2014) (Term Expiring 2014)
☐ FOR ALL EXCEPT
(See instructions below)

The Board of Directors recommends a vote FOR the nominees for director in proposal 1.

INSTRUCTIONS: The withholding of a vote will be counted as a vote against a nominee. To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

2. The ratification of the appointment of Stegman & Company as the independent registered public accounting firm for the Company for the year ending December 31, 2011.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournments or postponements thereof.

The Board of Directors recommends a vote FOR proposal 1 and FOR proposal 2.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

I plan to attend the meeting. ☐

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SIGNATURE OF STOCKHOLDER	Date:

SIGNATURE OF STOCKHOLDER	Date:

QuickLinks

SOLICITATION AND REVOCATION OF PROXIES
OUTSTANDING SHARES AND VOTING RIGHTS
STOCK OWNERSHIP
Proposal One: ELECTION OF DIRECTORS
NOMINEES FOR ELECTION
CONTINUING DIRECTORS
DIRECTORS EMERITUS
BOARD MEETINGS AND COMMITTEES GOVERNANCE OF THE COMPANY
DIRECTOR INDEPENDENCE
BOARD LEADERSHIP STRUCTURE AND BOARD'S ROLE IN RISK OVERSIGHT
DIRECTORS ATTENDANCE AT ANNUAL MEETINGS
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
COMMITTEES OF THE BOARD OF DIRECTORS
AUDIT COMMITTEE
COMPENSATION COMMITTEE
NOMINATING COMMITTEE
CEASE AND DESIST COMPLIANCE COMMITTEE
DIRECTORS' COMPENSATION
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END(1)
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDIT COMMITTEE REPORT
SUBMITTED BY THE AUDIT COMMITTEE OF FIRST MARINER BANCORP BOARD OF DIRECTORS
INCORPORATION BY REFERENCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Proposal Two: Ratification of Independent Registered Public Accounting Firm
AUDIT COMMITTEE CONSIDERATION
STOCKHOLDER PROPOSALS
ANNUAL REPORT
OTHER MATTERS